UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 25, 2019

KEZAR LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38542	47-3366145
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Shoreline Court, Suite 300 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (650) 822-5600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	KZR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.03.  Material Modification to Rights of Security Holders.

The applicable information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 25, 2019, Kezar Life Sciences, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. The proposals set forth below are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2019.

Proposal 1: The Company’s stockholders elected the Board’s two nominees as Class I directors to serve on the Board until the 2022 annual meeting of stockholders, or until their successors are duly elected and qualified, by the votes set forth in the table below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jason R. Dinges, Ph.D.	9,174,825	1,194,857	2,561,811
Michael Kauffman, M.D., Ph.D.	8,775,223	1,594,459	2,561,811

Proposal 2: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 by the votes set forth in the table below:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,931,493	—	—	—

Item 8.01.  Other Events.

On December 19, 2018, the Delaware Chancery Court issued an opinion in Sciabacucchi v. Salzberg, C.A. No. 2017-0931-JTL, invalidating provisions in the certificates of incorporation of Delaware corporations that purport to limit to federal court the forum in which a stockholder could bring a claim under the Securities Act of 1933, as amended. The Chancery Court held that a Delaware corporation can only use its constitutive documents to bind a plaintiff to a particular forum where the claim involves rights or relationships established by or under Delaware’s corporate law. This case is in the process of being appealed to the Delaware Supreme Court.

Article VII of the Amended and Restated Certificate of Incorporation (the “Charter”) of the Company contains a similar federal forum selection provision. As such, and in light of the recent Sciabacucchi decision, on June 25, 2019 the Board of Directors of the Company determined that it does not currently intend to enforce the foregoing federal forum selection provision unless the Sciabacucchi decision is appealed and the Delaware Supreme Court reverses the decision. If the Delaware Supreme Court affirms the Chancery Court’s decision, the Company intends to seek approval by its stockholders to amend the Charter at its next regularly-scheduled annual meeting of stockholders to remove the invalid provision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEZAR LIFE SCIENCES, INC.

By:	/s/ Marc L. Belsky
Marc L. Belsky
Chief Financial Officer and Secretary

Dated:  June 25, 2019